Exhibit 99.1

FOR IMMEDIATE RELEASE:

AltC Acquisition Corp. Stockholders Approve Business Combination with Oklo

Sam Altman to serve as chairman of newly appointed board of directors for Oklo

AltC to deliver $306 million of gross proceeds to accelerate Oklo’s business plan

Business combination expected to close May 9, 2024

NEW YORK – May 7, 2024 — AltC Acquisition Corp. (“AltC”) (NYSE: ALCC), a special purpose acquisition company, is pleased to announce that in a special meeting held today, AltC stockholders voted to approve the business combination between AltC and Oklo Inc. (“Oklo”), a fast fission clean power technology and nuclear fuel recycling company. Almost 100% of the votes cast at the meeting, representing approximately 72.7% of AltC’s outstanding shares, voted to approve the business combination (the “Transaction”).

AltC stockholders also voted to elect seven directors to the post-closing board of directors, comprised of proven industry leaders with deep operational, technical, and financial expertise, as well as strong networks across important end-markets to Oklo:

•	Sam Altman (chairman) – current chairman of Oklo and chief executive officer of AltC
•	Michael Klein – current chairman of AltC
•	Jacob DeWitte – co-founder and chief executive officer of Oklo
•	Caroline Cochran – co-founder and chief operating officer of Oklo
•	Lieutenant General (Ret.) John Jansen – United States Marine Corps
•	Richard Kinzley – retired chief financial officer of Black Hills Corporation (NYSE: BKH)
•	Chris Wright – current chief executive officer of Liberty Energy Inc. (NYSE: LBRT)

The strong support from AltC’s stockholders will result in Oklo receiving $306 million of gross proceeds (the “AltC proceeds”) upon closing of the Transaction, representing almost 100% of the AltC cash in trust prior to the redemption deadline.

Upon closing of the Transaction, Oklo will have a strong balance sheet through the combination of the AltC proceeds and a recent $25 million customer prepayment. Oklo stands well positioned to execute its mission to provide clean, reliable, affordable energy on a global scale through the design and deployment of next-generation fast reactor technology. Oklo has received strong customer interest in its Aurora powerhouse offering and has been purpose-built to meet the rapidly expanding electric power needs of the artificial intelligence, data center, energy, defense, and industrial markets, among others.

The completion of the Transaction is expected to occur on May 9, 2024, subject to the satisfaction of applicable closing conditions. Upon closing of the Transaction, the combined company will be named Oklo Inc., and it is anticipated that shares of its class A common stock will begin trading on the New York Stock Exchange (“NYSE”) with the ticker "OKLO” on May 10, 2024.

About AltC Acquisition Corp.

AltC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Oklo Inc.

Oklo is developing fast fission power plants to provide clean, reliable, and affordable energy at scale. Oklo received a site use permit from the U.S. Department of Energy, was awarded fuel material from Idaho National Laboratory, submitted the first advanced fission custom combined license application to the Nuclear Regulatory Commission, and is developing advanced fuel recycling technologies in collaboration with the U.S. Department of Energy and U.S. national laboratories.

On July 11, 2023, Oklo and AltC announced that they have entered into a definitive business combination agreement that upon closing would result in the combined company to be listed on NYSE under the ticker symbol “OKLO.”

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “goal,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding a recent $25 million customer prepayment, expectations and timing related to execution of Oklo’s mission to provide clean, reliable, affordable energy on a global scale through the design and deployment of next-generation fast reactor technology the consummation of the Transaction, the expectations related to the terms and timing of the Transaction, and Oklo and AltC’s ability to complete the Transaction on the terms and timeline set forth in this release or at all. These forward-looking statements are based on information available to us as of the date of this communication and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of AltC’s and Oklo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AltC and Oklo. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Oklo that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties, include risks related to the deployment of Oklo’s powerhouses; the risk that Oklo is pursuing an emerging market, with no commercial project operating; regulatory uncertainties; the potential need for financing to construct plants; market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Transaction; the effects of competition; changes in applicable laws or regulations; and the outcome of any government and regulatory proceedings, investigations and inquiries. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements. There may be additional risks that we do not presently know or that we currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this communication. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, AltC and Oklo specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing AltC’s and Oklo’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Additional information concerning certain of these risk factors is contained in AltC’s most recent filings with the U.S. Securities and Exchange Commission, including under the section entitled “Risk Factors” in the definitive proxy statement/prospectus/consent solicitation statement filed in connection with the Transaction.

Media Contacts

Felipe Ucrós / Michael Landau
Gladstone Place Partners
(212) 230-5930

Bonita Chester
Oklo Inc.
Director of Communications and Media
media@oklo.com

Investor Contact

Sam Doane
Oklo Inc.
Director of Investor Relations
investors@oklo.com

Caldwell Bailey / Eduardo Royes
ICR, Inc.
OkloIR@icrinc.com